UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):                AUGUST 5, 2003


                           SELECT COMFORT CORPORATION
             (Exact name of registrant as specified in its charter)


         MINNESOTA                        0-25121                    41-1597886
(State of Incorporation)            (Commission File              (IRS Employer
                                              Number)       Identification No.)


         6105 TRENTON LANE NORTH
         MINNEAPOLIS, MINNESOTA                                        55442
         (Address of principal                                     (Zip Code)
                  executive offices)


Registrant's telephone number, including area code: (763) 551-7000

ITEM 9. REGULATION FD DISCLOSURE.  The  information  contained in this report is
        ------------------------
being provided under Items 9 and 12 of Form 8-K.


FOR IMMEDIATE RELEASE                   CONTACT:  Ann Folkman (763) 551-7496
                                                  Select Comfort Corporation
                                                  ann.folkman@selectcomfort.com

        SELECT COMFORT NAMES NEW SENIOR VICE PRESIDENT OF HUMAN RESOURCES

MINNEAPOLIS (August 5, 2003) - Select Comfort Corporation (NASDAQ: SCSS), the nation's leading bed retailer and creator of the SLEEP NUMBER(R) bed, announced today the appointment of Scott Peterson to the position of senior vice president of human resources. The company's human resources function had reported to Mark Kimball, who will continue to serve as senior vice president and general counsel for Select Comfort.

Peterson spent 10 years at Pillsbury - most recently as vice president of human resources - prior to joining Minneapolis-based Lifetime Fitness in 2001 as senior vice president of human resources. Before Pillsbury, Peterson held a variety of human resources positions at Quaker Oats and Philip Morris. He also served as chief people officer for Simon Delivers. He holds a master of arts in industrial relations from the University of Minnesota and a bachelor of arts degree from Marquette University.

"At Select Comfort, our employees have built the foundation for our success and will be the drivers of our continued growth. We are very fortunate to now have Scott Peterson's leadership of our human resources function," said Bill McLaughlin, president and CEO of Select Comfort. "The addition of Scott to our team demonstrates our commitment to making our company a great place to build a career. He has an excellent track record of leading human resources at both Fortune 500 and fast-growth companies, and he shares our passion for customer satisfaction and making our front line successful."

Founded in 1987, Select Comfort Corporation is the nation's leading bed retailer(1), holding 26 U.S. issued or pending patents for its personalized sleep products. The company designs, manufactures and markets a line of adjustable-firmness mattresses featuring air-chamber technology, branded the Sleep Number(R) bed, as well as foundations and sleep accessories. Select Comfort's products are sold through its 338 retail stores located nationwide, including 13 leased departments in Bed Bath & Beyond


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

stores;  through  selected  bedding  retailers;   through  its  national  direct
marketing operations; and on the Internet at www.selectcomfort.com.

                                      # # #

(1) Top 25 Bedding Retailers, Furniture Today, May 26, 2003


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




                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SELECT COMFORT CORPORATION
                                         (Registrant)


Dated:  August 5, 2003                   By:      /s/ Mark A. Kimball
                                            -----------------------------------

                                      Title:      Senior Vice President
                                            -----------------------------------


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